Other non-current assets	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other non-current assets

22. Other non-current assets

	2018	2017
	£m	£m
Amounts receivable under insurance contracts	675	648
Pension schemes in surplus	760	538
Other receivables	141	227

	1,576	1,413

Amounts receivable under insurance contacts are held at fair value through profit or loss.

In regards to the other receivables of £141 million, £89 million is classified as financial assets of which £41 million is classified as fair value through profit or loss. Of the remaining balance of £48 million, the expected credit loss allowance was immaterial at 31 December 2018.